FAITHSHARES TRUST
FaithShares Baptist Values Fund
FaithShares Catholic Values Fund
FaithShares Christian Values Fund
FaithShares Lutheran Values Fund
FaithShares Methodist Values Fund
(collectively, the “Funds”)
Supplement dated July 15, 2011 to the
Prospectus and Statement of Additional Information (“SAI”)
dated November 29, 2010
This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.
Liquidation of Christian Values Fund
After careful consideration, the Board of Trustees of the FaithShares Trust (the “Trust”) has determined to close and liquidate the FaithShares Christian Values Fund (FOC).
The last day of trading of the Fund’s shares on the NYSE Arca will be August 31, 2011. Shareholders may sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. The Fund will be closed to new investors as of August 31, 2011. Between August 31 and September 14, the Fund will be in the process of liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the prospectus.
Shareholders remaining in the Fund on September 14, 2011 will have their shares redeemed automatically on this date and will receive cash in an amount equal to the net asset value of their shares as of the close of business on September 14, 2011. This amount includes any accrued capital gains and dividends. Shareholders remaining in a Liquidating Fund on September 14 will not be charged any transaction fees by the Fund. The net asset value of the Fund will reflect the costs of closing the Fund.
Whether you sell your shares or are automatically redeemed on September 14, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) or adjusted cost basis in such shares.
Acquisition of Interest in FaithShares Advisors
On June 24, 2011, Yorkville ETF Holdings LLC, acquired a majority interest in FaithShares Advisors LLC (“FaithShares”), the investment adviser to the Funds (the “Transaction”).
The Transaction resulted in an assignment and the automatic termination of FaithShares’ investment advisory agreement with each of the Funds (the “Prior Agreement”). In anticipation of the Transaction, at a special meeting of the Board of Trustees of FaithShares Trust (the “Board”) held on June 16, 2011, the Board approved an interim investment advisory agreement between each Fund and FaithShares (the “Interim Agreement”). The terms of the Interim Agreement, including the advisory fee payable by each Fund, are identical to the terms of the Prior Agreement, except for the Agreement’s duration and the manner in which the Adviser is compensated. FaithShares does not expect the Transaction to affect the nature or quality of the services provided to the Funds. The Interim Agreement became effective upon the closing of the Transaction on June 24, 2011 and will remain in effect for no longer than 150 days from that date. It is contemplated that each Fund will operate under the Interim Agreement until their anticipated liquidation on either September 14, 2011 for the Christian Values Fund or July 27, 2011 for the other Funds.
Name Changes to FaithShares and FaithShares Trust
FaithShares has changed its name to Exchange Traded Concepts, LLC. In addition, the name of FaithShares Trust has been changed to Exchange Traded Concepts Trust. Such changes are effective immediately.
Please call 1-405-778-8377 for more information.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE